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                                                      EndoVascular Technologies
                                                                  Exhibit 10.15


                                PROMISSORY NOTE


$100,000.00                                                      April 11, 1997
                                                         Menlo Park, California

        FOR VALUE RECEIVED, the undersigned Borrower promises to pay to EndoVascular Technologies, Inc. (the "Company"), at its principal offices at 1360 O'Brien Drive, Menlo Park, CA 94025, the principal sum of one hundred thousand dollars ($100,000), on the unpaid principal balance upon the terms and conditions specified below.

        1. Principal and Interest. The principal balance of this Note shall be due and payable on the fifth anniversary of this Note.

        2.      Rate of Interest.  No interest shall accrue under the Note.

        3. Prepayment. Prepayment of principal may be made at any time without penalty.

        4. Events of Acceleration. The entire unpaid principal sum of this Note shall become immediately due and payable upon one or more of the following events:

                A. the date that Borrower shall cease to be employed by EndoVascular Technologies, Inc.;

                B. the failure of the Borrower to pay when due the principal balance on this Note and the continuation of such default for more than thirty (30) days; or

                C. the insolvency of the Borrower, the commission of an act of bankruptcy by the Borrower, the execution by the Borrower of a general assignment for the benefit of creditors, the filing by or against the Borrower of a petition in bankruptcy or a petition for relief under the provisions of the federal bankruptcy act or another state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of ninety (90) days or more; or

                D. the failure of the Maker to execute a deed of trust on his principal residence in California within five (5) days of a request from the Company; or

                E. the sale, transfer, mortgage, assignment, encumbrance or lease, whether voluntarily or involuntarily or by operation of law or otherwise of the property covered by any such deed of trust, or any portion thereof or interest therein without the prior written consent of the Company; or

                F. the occurrence of a material event of default under any such deed of trust securing this Note or any obligation secured thereby.


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        5.      Security. The proceeds of the loan evidenced by this Note shall be applied solely to the purchase of the Borrower's principal residence in California. Payment of this Note shall be secured by any shares of Company common stock Borrower shall acquire from time to time. Borrower further agrees to execute a Stock Pledge Agreement in substantially the form attached hereto each time Borrower acquires shares of Company common stock, including shares acquired pursuant to the exercise of any stock options granted to Borrower by the Company. Borrower, however, shall remain personally liable for payment of this Note, and assets of the Borrower, in addition to the collateral under the Stock Pledge Agreement, may be applied to the satisfaction of the Borrower's obligations hereunder. In the event the Company files a deed of trust as security for this Note, the Borrower shall be released from the terms of the Stock Pledge Agreement.

        6. Collection. If action is instituted to collect this Note, the Borrower promises to pay all reasonable costs and expenses (including reasonable attorney fees) incurred in connection with such action.

        7. Waiver. No previous waiver and no failure or delay by the Company or Borrower in acting with respect to the terms of this Note or the Stock Pledge Agreement or any deed of trust shall constitute a waiver of any breach, default, or failure of condition under this Note, the Stock Pledge Agreement or any deed of trust, or the obligations secured thereby. A waiver of any term of this Note, the Stock Pledge Agreement or any deed of trust, or of any of the obligations secured thereby must be made in writing and signed by a duly authorized officer of the Company and shall be limited to the express terms of such waiver.

        Borrower hereby expressly waives presentment and demand for payment at such time as any payments are due under this Note.

        8. Conflicting Agreements. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by the note, the terms of this Note shall prevail.

        9. Governing Law. This Note shall be construed in accordance with the laws of the State of California.

/s/ Mark Lazar                                  /s/ Lori E. Adels
Signature of Borrower's Spouse                  Signature of Borrower

MARK LAZAR                                      LORI E. ADELS
-------------------------------                 --------------------------------
Print Name of Borrower's Spouse                 Print Name of Borrower

Address: 2228 Belmont Cnyn                      Address: 2728 Belmont Cnyn
         ----------------------                          -----------------------
         Belmont, CA 94002                               Belmont, CA 94002
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